Exhibit 10.1(i)

JOINDER TO PLEDGE AGREEMENT

This JOINDER TO PLEDGE AGREEMENT (this “Agreement”) dated as of this 3rd day of October, 2016 is made by the undersigned (individually, the “New Pledgor” and collectively, the “New Pledgors”), to and in favor of Maranon Capital, L.P., as Agent.

WITNESSETH THAT:

WHEREAS, Green Plains I LLC, a Delaware limited liability company (“Holdings”) and Green Plains II LLC, a Delaware limited liability company (“GP II”; GP II together with Holdings and each other person who joined in execution thereof as “Pledgors” and individually as a “Pledgor”), has entered into that certain Pledge Agreement dated as of October 3, 2016 (such Pledge Agreement, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified, including without limitation, pursuant to joinders thereto which add additional parties as “Pledgors” thereunder, being hereinafter referred to as the “Pledge Agreement”; capitalized terms used in this Agreement and not defined in this Agreement shall have the meanings ascribed to such terms in the Pledge Agreement) with Agent; and

WHEREAS, it is a condition to the continuing extension of Loans and other financial accommodations by the Lenders under the Credit Agreement that the New Pledgors be joined as party to the Pledge Agreement; and

WHEREAS, it is to the direct economic benefit of New Pledgors to execute and deliver this Agreement and be joined as party to the Pledge Agreement;

NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or financial accommodations given or to be given, to the New Pledgors by Lenders from time to time, each New Pledgor hereby agrees as follows:

1. Each New Pledgor acknowledges and agrees that it is a “Pledgor” under the Pledge Agreement effective upon the date of such New Pledgor’s execution and delivery to Agent of this Agreement. Effective upon such delivery, all references in the Pledge Agreement and the other Loan Documents (with respect to the Loan Documents, to the extent the applicable reference relates to the Pledge Agreement) to the term “Pledgor” or “Pledgors” shall be deemed to include each New Pledgor. Without limiting the generality of the foregoing, each New Pledgor (i) hereby repeats and reaffirms all covenants, agreements, representations and warranties contained in the Pledge Agreement attributable to Pledgors and (ii) agrees to be bound by all of the terms and provisions of the Pledge Agreement as Pledgor thereunder.

2. Each New Pledgor hereby acknowledges and agrees that it is jointly and severally liable with all other Pledgors under the Pledge Agreement to the same extent and with the same force and effect as if such New Pledgor had originally been signatory to the Pledge Agreement as “Pledgor” thereunder and had originally executed the same in such capacity. Except as specifically modified hereby, all of the terms and conditions of the Pledge Agreement shall remain unchanged and in full force and effect.

3. Each New Pledgor agrees to execute and deliver such further instruments and documents and do such further acts and things as required by the terms of the Loan Documents in accordance with the terms thereof.

4. Each New Pledgor hereby consents to and affirms the grant of liens and security interests to and in favor of Agent pursuant to Section 2 of the Pledge Agreement and, in connection therewith, by its signature hereto, hereby pledges, assigns, hypothecates, collaterally transfers, delivers and grants to Agent, as Pledgee under the Pledge Agreement and for the benefit of the Secured Parties, subject to all terms and provisions of the Pledge Agreement, a lien on and security interest in and to all of such New Pledgor’s right, title and interest in and to all Pledged Collateral of such New Pledgor, including, without limitation, all Pledged Collateral described on Annex A attached hereto. The parties hereto hereby agree that Exhibit A to the Pledge Agreement shall be deemed supplemented to include the information set forth on Annex A attached hereto.

5. No reference to this Agreement need be made in the Pledge Agreement or other document or instrument (including any other Loan Document) making reference to the same, any reference to the Pledge Agreement in any of such to be deemed a reference to the Pledge Agreement as modified hereby. Either an original or a copy of this Agreement may be attached to the Pledge Agreement as an allonge thereto to evidence each New Pledgor’s acknowledgment of the full force and effect of this Agreement to bind such New Pledgor to the terms of the Pledge Agreement as “Pledgor” thereunder; provided failure to so affix this Agreement as an allonge to the Pledge Agreement shall in no way limit such New Pledgor’s agreement hereunder to be bound by all of the terms and provisions of the Pledge Agreement as “Pledgor” thereunder.

6. THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

7. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

NEW PLEDGORS:

SCI INGREDIENTS HOLDINGS, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

FVC INTERMEDIATE HOLDINGS, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

FLEISCHMANN’S VINEGAR COMPANY, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

FVC HOUSTON, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

Joinder to Pledge Agreement (FVC)

Acknowledged and Agreed to:

MARANON CAPITAL, L.P.,
as Agent

By:	/s/ Gregory M. Long
Name:	Gregory M. Long
Title:	Managing Director

Joinder to Pledge Agreement (FVC)

ANNEX A

Identification of Pledged Securities

Issuer	Pledgor	Class or Other Description of Pledged Securities	Certificate Number (if applicable)	Number of Pledged Securities	Total Outstanding Securities	Percentage of Total Outstanding Securities Pledged
FVC Intermediate Holdings, Inc.	SCI Ingredients Holdings, Inc.	Common Stock	C-B-13	100	100	100%
Fleischmann’s Vinegar Company, Inc.	FVC Intermediate Holdings, Inc.	Common Stock	C-A-2	100	100	100%
FVC Houston, Inc.	Fleischmann’s Vinegar Company, Inc.	Common Stock	C-1	100	100	100%